 Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results for the Fourth Quarter and Year Ended December 31, 2012

SAN JOSE, Calif. February 6, 2013--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leading fabless manufacturer of high-performance analog and mixed-signal semiconductors, today announced financial results for the quarter and year ended December 31, 2012.

The results for the quarter ended December 31, 2012 are as follows:

●	Net revenue was $48.2 million, a 14.7% decrease from $56.5 million in the third quarter of 2012 and a 1.6% increase from $47.5 million in the fourth quarter of 2011.
●	Gross margin was 53.0% compared with 53.1% in the third quarter of 2012 and 52.5% in the fourth quarter of 2011.
●

GAAP operating expenses were $24.6 million, including $27.2 million for research and development (R&D) and selling, general and administrative (SG&A) expenses, which included $7.1 million for stock-based compensation, and ($2.6) million for litigation benefit. Comparatively, for the quarter ended December 31, 2011, GAAP operating expenses were $22.5 million, including $21.6 million for research and development and selling, general and administrative expenses, which included $3.0 million for stock-based compensation, and $0.9 million for litigation expenses.

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Non-GAAP(1) operating expenses were $17.4 million, excluding $7.1 million for stock-based compensation, compared with $19.5 million, excluding $3.0 million for stock-based compensation, for the quarter ended December 31, 2011.

●

GAAP net income was $0.2 million and GAAP earnings per share were $0.01 per diluted share. Comparatively, GAAP net income was $2.5 million and GAAP earnings per share were $0.07 per diluted share for the quarter ended December 31, 2011.

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Non-GAAP(1) net income was $7.7 million and non-GAAP earnings per share were $0.21 per diluted share, excluding stock-based compensation and related tax effects, compared with non-GAAP net income of $5.2 million and non-GAAP earnings per share of $0.15 per diluted share, excluding stock-based compensation and related tax effects, for the quarter ended December 31, 2011.

The results for the year ended December 31, 2012 are as follows:

●	Net revenue was $213.8 million compared with $196.5 million for the year ended December 31, 2011, an increase of 8.8%.
●	Gross margin was 52.9% compared with 51.7% for the year ended December 31, 2011.
●

GAAP operating expenses were $95.9 million, including $98.8 million for research and development and selling, general and administrative expenses, which included $18.1 million for stock-based compensation, and ($2.9) million for litigation benefit. Comparatively, GAAP operating expenses were $88.2 million, including $84.8 million for research and development and selling, general and administrative expenses, which included $12.8 million for stock-based compensation, and $3.4 million for litigation expenses for the year ended December 31, 2011.

●

Non-GAAP(1) operating expenses were $77.7 million, excluding $18.1 million for stock-based compensation, compared with $75.4 million, excluding $12.8 million for stock-based compensation for the year ended December 31, 2011.

●

GAAP net income was $15.8 million, with GAAP earnings per share of $0.43 per diluted share, compared with GAAP net income of $13.3 million and GAAP earnings per share of $0.38 per diluted share for the year ended December 31, 2011.

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Non-GAAP(1) net income was $33.8 million, with non-GAAP earnings per share of $0.93 per diluted share, excluding stock-based compensation and related tax effects, compared to non-GAAP net income of $24.8 million, with non-GAAP earnings per share of $0.71 per diluted share, excluding stock-based compensation and related tax effects, for the year ended December 31, 2011.

The following is a summary of revenue by end market for the periods indicated, estimated based on the Company's assessment of available end market data (in millions):

End Market	Q4-2012	Q3-2012	Q2-2012	Q1-2012	Q4-2011	Q3-2011	Q2-2011	Q1-2011
Communication	$12.2	$12.8	$14.1	$11.8	$10.8	$12.0	$12.1	$9.9
Computing	10.2	10.8	10.4	10.0	8.6	9.0	7.2	5.7
Consumer	19.8	26.0	26.2	23.9	24.6	27.8	29.1	26.4
Industrial	6.0	6.9	7.9	4.8	3.5	4.2	3.1	2.5
Total	$48.2	$56.5	$58.6	$50.5	$47.5	$53.0	$51.5	$44.5

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three months ended		Year ended
	December 31,		December 31,
Product Family	2012	2011*	2012	2011*
DC to DC Converters	$43.5	$41.8	$188.7	$170.0
Lighting Control Products	4.7	5.7	25.1	26.5
Total	$48.2	$47.5	$213.8	$196.5

* 2011 revenue associated with Audio Amplifiers has been included with DC to DC Converters to conform with current year presentation.

“We are pleased to announce annual revenue growth of 8.8% year over year despite the challenging global economic conditions,” said Michael Hsing, CEO and founder of MPS. “With our industry leading products gaining acceptance in cloud computing, industrial and automotive markets, we are at the beginning of a new era of growth and diversification.”

Business Outlook

The following are MPS' financial targets for the first quarter ending March 31, 2013:

●	Revenue in the range of $49.0 million to $53.0 million.

●	Gross margin between 52.8% and 53.8%.

●

GAAP research and development and selling, general and administrative expenses between $24.2 million and $26.2 million. Non-GAAP(1) research and development and selling, general and administrative expenses between $20.0 million and $21.5 million. This excludes an estimate of stock-based compensation expense in the range of $4.2 million to $4.7 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP operating expenses and non-GAAP research and development and selling, general and administrative expenses differ from net income, earnings per share, operating expenses, and research and development and selling, general and administrative expenses determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share for the quarters and years ended December 31, 2012 and 2011 exclude the effect of stock-based compensation expense and its related tax effect. Non-GAAP operating expenses for the quarters and years ended December 31, 2012 and 2011 exclude the effect of stock-based compensation expense. Projected non-GAAP research and development and selling, general and administrative expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter and year ended December 31, 2012 results at 2:00 p.m. PT / 5:00 p.m. ET today, February 6, 2013. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at 404-537-3406, code number 88654958. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, gross margin, GAAP and non-GAAP research and development and selling, general and administrative expenses, stock-based compensation expense and litigation expense for the quarter ending March 31, 2013, (ii) our outlook for the long-term prospects of the company, including the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) our expected pricing practices in 2013, (v) the seasonality of our business, (vi) our ability to reduce our manufacturing costs, and (vii) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), (v) or (vi). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS' products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS' schedule of new product release development; adverse changes in production and testing efficiency of our products; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS' financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS' Securities and Exchange Commission (SEC) filings, including, but not limited to, its annual report on Form 10-K filed with the SEC on March 12, 2012 and its current report on Form 10-Q filed with the SEC on November 5, 2012.

The forward-looking statements in this press release represent MPS' projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.

Monolithic Power Systems, Inc. (MPS) develops and markets proprietary, advanced analog and mixed-signal semiconductors. The company combines advanced process technology with its highly experienced analog designers to produce high-performance power management integrated circuits (ICs) for DC to DC converters, LED drivers, Cold Cathode Fluorescent Lamp (CCFL) backlight controllers, Class D audio amplifiers, and Linear ICs. MPS products are used extensively in computing and network communications products, LCD monitors and TVs, and a wide variety of consumer and portable electronics products. MPS partners with world-class manufacturing organizations to deliver top quality, ultra-compact, high-performance solutions through the most productive, cost-efficient channels. Founded in 1997 and headquartered in San Jose, California, the company has expanded its global presence with sales offices in Taiwan, China, Korea, Singapore, Japan, and Europe, which operate under MPS International, Ltd.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Meera Rao

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value and share amounts)

	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$75,104	$96,371
Short-term investments	85,521	77,827
Accounts receivable, net of allowances of $20 in 2012 and $5 in 2011	19,383	15,097
Inventories	32,115	20,104
Deferred income tax assets, net - current	1	421
Prepaid expenses and other current assets	2,177	1,685
Total current assets	214,301	211,505
Property and equipment, net	59,412	47,794
Long-term investments	11,755	13,675
Deferred income tax assets, net - long-term	669	239
Other assets	1,025	654
Total assets	$287,162	$273,867

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,859	$8,904
Accrued compensation and related benefits	7,686	9,321
Accrued liabilities	5,915	7,845
Total current liabilities	23,460	26,070

Non-current income tax liabilities	5,408	4,920
Total liabilities	28,868	30,990
Stockholders' equity:
Common stock, $0.001 par value; shares authorized: 150,000,000; shares issued and outstanding: 35,673,282 and 33,826,032 in 2012 and 2011, respectively	194,079	159,336
Retained earnings	60,040	79,948
Accumulated other comprehensive income	4,175	3,593
Total stockholders’ equity	258,294	242,877
Total liabilities and stockholders’ equity	$287,162	$273,867

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except per share amounts)

	Three months ended December 31,		Year ended December 31,
	2012	2011	2012	2011

Revenue	$48,214	$47,461	$213,813	$196,519
Cost of revenue (1)	22,661	22,544	100,665	94,925

Gross profit	25,553	24,917	113,148	101,594
Operating expenses:
Research and development (2)	13,243	11,403	48,796	44,518
Selling, general and administrative (3)	13,930	10,198	50,018	40,280
Litigation expense (benefit)	(2,600)	905	(2,945)	3,379

Total operating expenses	24,573	22,506	95,869	88,177

Income from operations	980	2,411	17,279	13,417
Interest income (expense) and other, net	(10)	99	611	309

Income before income taxes	970	2,510	17,890	13,726
Income tax provision	722	57	2,134	425

Net income	$248	$2,453	$15,756	$13,301

Basic net income per share	$0.01	$0.07	$0.45	$0.39
Diluted net income per share	$0.01	$0.07	$0.43	$0.38
Weighted average common shares outstanding:
Basic	35,556	33,759	34,871	34,050
Diluted	36,763	34,374	36,247	35,160

(1) Includes stock-based compensation expense	$185	$77	$510	$312
(2) Includes stock-based compensation expense	2,667	1,356	6,922	5,909
(3) Includes stock-based compensation expense	4,474	1,657	11,220	6,905
Total stock-based compensation expense	$7,326	$3,090	$18,652	$13,126

	Three months ended December 31,		Year ended December 31,
	2012	2011	2012	2011

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

Net income	$248	$2,453	$15,756	$13,301
Net income as a percentage of revenue	0.5%	5.2%	7.4%	6.8%

Adjustments to reconcile net income to non-GAAP net income
Stock-based compensation	$7,326	$3,090	$18,652	$13,126
Tax effect	100	(363)	(607)	(1,589)
Non-GAAP net income	$7,674	$5,180	$33,801	$24,838
Non-GAAP net income as a percentage of revenue	15.9%	10.9%	15.8%	12.6%

Non-GAAP earnings per share, excluding stock-based compensation and related tax effects:
Basic	$0.22	$0.15	$0.97	$0.73
Diluted	$0.21	$0.15	$0.93	$0.71

Shares used in the calculation of non-GAAP earnings per share:
Basic	35,556	33,759	34,871	34,050
Diluted	36,763	34,374	36,247	35,160

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

Total operating expenses	$24,573	$22,506	$95,869	$88,177

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses
Stock-based compensation	$(7,141)	$(3,013)	$(18,142)	$(12,814)
Non-GAAP operating expenses	$17,432	$19,493	$77,727	$75,363

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

Total operating income	$980	$2,411	$17,279	$13,417
Operating income as a percentage of revenue	2.0%	5.1%	8.1%	6.8%

Adjustments to reconcile total operating income to non-GAAP total operating income
Stock-based compensation	$7,326	$3,090	$18,652	$13,126
Non-GAAP operating income	$8,306	$5,501	$35,931	$26,543
Non-GAAP operating income as a percentage of revenue	17.2%	11.6%	16.8%	13.5%

2013 FIRST QUARTER OUTLOOK

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three months ending March 31, 2013
	Low	High
R&D and SG&A	$24,200	$26,200

Adjustments to reconcile R&D and SG&A to non-GAAP R&D and SG&A
Stock-based compensation	(4,200)	(4,700)
Non-GAAP R&D and SG&A	$20,000	$21,500